UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2012

Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Wacker Drive, Suite 820, Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Mattersight Corporation’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 17, 2012. There were two matters submitted to a vote at the Annual Meeting.

The first matter submitted to a vote was the election of the Board of Director Nominees. The following nominees were elected to the Board of Directors, for a three year term expiring in 2015, with the following vote:

Nominee	For	Withheld	Broker Non-Votes
Tench Coxe	10,231,208	296,369	3,110,749
John T. Kohler	10,344,022	183,555	3,110,749

The second matter submitted to a vote was the Board’s proposal to ratify the selection of Grant Thornton LLP as Mattersight’s independent public accountants for the 2012 fiscal year. The votes for the ratification of Grant Thornton LLP were as follows:

	For	Against	Abstain
Ratification of Independent Public Accountants for 2012	13,565,058	56,731	16,537

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: May 22, 2012	By:	/s/ WILLIAM B. NOON
William B. Noon
Vice President and Chief Financial Officer